MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     28-Aug-98
Reporting Month:  July

                                                                                                       Interest
            Class Interest    Beginning       Interest                   Principal        Total        Applied
   Class         Rate         Balance         Accrual       Payment      Payment         Distribution  Losses     Ending Balance

Class A1      6.156250%     $131,272,517.95  $673,455.37   $673,455.37   $5,928,342.95  $6,601,798.32  $0.00    $125,344,175.00
Class A2     12.506190%      $75,912,000.00  $791,141.70   $791,141.70           $0.00    $791,141.70  $0.00     $75,912,000.00
Class A3      6.200000%      $14,214,642.73   $73,442.32    $73,442.32     $668,430.00    $741,872.32  $0.00     $13,546,212.73
Class A4      6.600000%       $6,000,000.00   $33,000.00    $33,000.00           $0.00     $33,000.00  $0.00      $6,000,000.00


                           $227,399,160.68  $1,571,039.39 $1,571,039.39   $6,596,772.95  $8,167,812.34 $0.00    $220,802,387.73


                                     Principal    Interest
Class          CUSIP      Priority     Type       Type
Class A1     589962AP4    Senior     Sequential   Floater
Class A2     589962AQ2    Senior     Sequential   Floater
Class A3     589962AR0    Senior     Sequential   Fixed
Class A4     589962AS8    Senior     Sequential   Fixed

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:          28-Aug-98
Reporting Month:       July

                                                                       Interest      Interest     Principal
          Original          Pct     Original     Integral              Accrual       Payment      Ending           Principal
 Class    Balance           Pool   Denomination Record Date    Factor   Factor       Factor       Balance           Factor


Class A1  $473,800,000.00   79.58%  $1,000.00    31-Jul-98   1.42139166  1.42139166  12.51233210  $125,344,175.00    0.26455081
Class A2   $75,912,000.00   12.75%  $1,000.00    31-Jul-98  10.42182659 10.42182659   0.00000000   $75,912,000.00    1.00000000
Class A3   $26,200,000.00    4.40%  $1,000.00    31-Jul-98   2.80314198  2.80314198  25.51259542   $13,546,212.73    0.51703102
Class A4    $6,000,000.00    1.01%  $1,000.00    31-Jul-98   5.50000000  5.50000000   0.00000000    $6,000,000.00    1.00000000


          $581,912,000.00                                                                         $220,802,387.73




MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   28-Aug-98
Report Date:    July

Collateral Proceeds Account


Beginning Balance                         $0.00

Deposits                                                         Withdrawals

Interest Net of Servicing Fee             $1,654,612.11          Interest Payments          $1,571,039.39
Principal                                 $6,864,367.59          Principal Payments         $6,596,772.95
Deposits From Reserve Fund                $0.00                  Surplus                      $341,967.26
Other Deposits                            $0.00                  MBIA Fee                       $9,200.10
Discount Principal Reserve                $0.00


Total Deposit                             $8,518,979.70          Total Withdrawals          $8,518,979.70


Ending Balance                            $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies


MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 6

  Payment Date:         28-Aug-98
  Reporting Month       July

  Reserve Funds and Subordination



                             Initial Coverage  Beginning Coverage    Adjustments Losses      Insured Balance  Ending Coverage

Pool Over Collateralization 2.26% $13,474,965.80 4.52% $10,764,721.01 ($267,594.64) $44,694.99 $231,255,119.12 4.52%$10,452,731.38



  Class                           Total Distribution
  Surplus                           $341,967.26

  Delinquency Statistics (direct)
                                                           % of
                    # of Loans      Current Balance   Current Balance
  30+ Days                15          $2,411,343             1.04%
  60+ Days                 7          $1,335,287             0.58%
  90+ Days                15          $2,898,231             1.25%
  Foreclosure             12          $2,039,982             0.88%
  REO                      4          $1,123,525             0.49%

  Totals                  53          $9,808,369             4.24%

  Advances on Delinquencies                 $77,579.80
  Non-Recoverable Advances on Delinquencies $0.00

1) Release of funds in excess of Target Overcollateralization Amount. See Indenture, Prospectus and their respective Supplements for complete details